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                              CASH TRANSACTIONS


10-874150                 CABCO TR FOR TEXACO
                          CAP 94-1

4/1/99                    Receipt of Interest on
                          Texaco Debs 8.625% 4/1/32        $2,277,000

4/2/99                    Funds Disbursed to
                          Holders of CABCO
                          Trust Certificates               $2,277,000